UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)		June 16, 2009
Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (315) 424-0513
N/A
(Former name or former address, if changed since last report.)
Carrols Corporation
(Exact name of registrant as specified in its charter)
Delaware	001-06553	16-0958146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
968 James Street, Syracuse, New York		13203
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (315) 424-0513
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 16, 2009, Carrols Restaurant Group, Inc. (the "Company"), the parent company of Carrols Corporation, announced that its long-time institutional investors, funds managed by affiliates of Madison Dearborn Partners, LLC (collectively "MDP"), and BIB Holdings (Bermuda) Ltd., a wholly-owned subsidiary of Bahrain International Bank (E.C.) ("BIB"), each entered into agreements on June 16, 2009 to sell all of their common stock of the Company (a total of 6,559,739 shares of the Company's common stock or approximately 30.4% of the Company's outstanding common stock) to Jefferies Capital Partners IV LP ("JCP IV"), Jefferies Employee Partners IV LLC ("JEP") and JCP Partners IV LLC ("JCP" and, collectively with JCP IV and JEP, the "JCP Group"). The transactions are expected to close on or about July 2, 2009.

In connection with such transactions, on June 16, 2009, the Company entered into a Registration Rights Agreement dated as of June 16, 2009 (the "Registration Rights Agreement"), by and among the Company and the JCP Group. The Registration Rights Agreement, which will only become effective upon the closing of the purchase by the JCP Group of shares of the Company's common stock from MDP or BIB, provides that the JCP Group and their affiliates may make up to five (5) demands to register the Company's common stock held by them under the Securities Act of 1933, as amended (the "Securities Act"). The Registration Rights Agreement also provides that whenever the Company registers shares of its common stock under the Securities Act (other than on a Form S-4 or Form S-8), then the JCP Group and its affiliates will have the right to register their shares of the Company's common stock as part of that registration. The registration rights under this agreement are subject to the rights of the managing underwriters, if any, to reduce or exclude certain shares owned by the JCP Group and their affiliates from an underwritten registration. Except as otherwise provided in the Registration Rights Agreement, the Registration Rights Agreement requires the Company to pay for all costs and expenses, other than underwriting discounts, commissions and underwriters' counsel fees, incurred in connection with the registration of the common stock and to indemnify the JCP Group against certain liabilities, including liabilities under the Securities Act.

ITEM 8.01. OTHER EVENTS.

On June 16, 2009, the Company and Carrols Corporation issued a press release announcing the (i) entry into agreements by MDP and BIB pursuant to which they have agreed to sell all of the Company's common stock held by them to the JCP Group, and (ii) entry by the Company into the Registration Rights Agreement. The entire text of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1 Carrols Restaurant Group, Inc. and Carrols Corporation Press Release, dated June 16, 2009.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: June 16, 2009

By: /s/ Paul R. Flanders

Name: Paul R. Flanders

Title: Vice President, Chief Financial Officer and Treasurer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS CORPORATION

Date: June 16, 2009

By: /s/ Paul R. Flanders

Name: Paul R. Flanders

Title: Vice President, Chief Financial Officer and Treasurer